Washington, DC Disclosure/Confirmation of Dual Representation and/or Designated Representation

(To be attached to the Regional Sales Contract or Lease Agreement whenever Dual Agency or Designated Representation occurs on a DC transaction.)

With respect to the property located at 2585 Naylor Rd SE Washington , DC 20020 the undersigned, having previously consented to Dual Agency of the brokerage firm do hereby acknowledge disclosure that:

Yigal Rappaport Real Estate
(Name of brokerage firm acting as Dual Representative)

represents more than one party to the real estate transaction as indicated below:

☒ Seller(s) and Buyer(s) or ☐ Landlord(s) and Tenant(s)

The Seller(s) or Landlord(s) and the Buyer(s) or Tenant(s) are proceeding with the transaction acknowledging: (choose one below)

☐ **Designated Representation:**

The brokerage firm has assigned Yigal Rappaport 9435
(Name of Licensee & License #)
to act as the Designated Representative of the Seller(s) or Landlord(s) and,

The brokerage firm has assigned Yigal Rappaport 9435
(Name of Licensee & License #)
to act as the Designated Representative of the Buyer(s) or Tenant(s)

OR

☒ **Dual Representation**

The Licensee: Yigal Rappaport, IB48042
(Name of Licensee & License #)
And the Brokerage Firm represents more than one party to the contract as indicated above.

Seller or Landlord	Date	Buyer or Tenant	Date
Premier Automotive Conceierge		**Mainline Land Co. LLC**	
Seller or Landlord	Date	Buyer or Tenant	Date

GCAAR
GREATER CAPITAL AREA ASSOCIATION OF REALTORS®

REALTOR® EQUAL HOUSING OPPORTUNITY

MULTI-UNIT SALES CONTRACT

(to be used for two or more units in Montgomery County, Maryland or The District of Columbia)

TIME IS OF THE ESSENCE AS TO THIS ENTIRE CONTRACT.

This SALES CONTRACT ("Contract") is made on April 24, 2013 ("Contract Date") between Mainline Land Co. LLC ("Buyer") and Premier Automotive Conceierge Services LLC ("Seller") who, among other things, hereby confirm and acknowledge by their initials and signatures herein that by prior disclosure in this real estate transaction Yigal Rappaport ("Listing Company") represents Seller, and Yigal Rappaport ("Selling Company") represents ☒ **Buyer** or ☐ **Seller.** The Listing Company and Selling Company are collectively referred to as ("Broker"). (If the brokerage firm is acting as a dual representative for both Seller and Buyer, then the appropriate disclosure form is attached to and made a part of this Contract.) In consideration of the mutual promises and covenants set forth below, and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1. **REAL PROPERTY:** Buyer will buy and Seller will sell for the sales price ("Sales Price"), Seller's entire interest in the real property (with all improvements, rights and appurtenances) described as follows ("Property"):
TAX Map/ID # PAR/0219/0118 Legal Description: Lot(s) 118 Block/Square 219
Section ______ Subdivision Randle Heights Parking Space(s) # ______
County/Municipality Washington DC Deed Book/Liber # ______
Page/Folio # ______ Street Address 2585 Naylor Rd SE
Number of Units 15 City Washington State DC Zip Code 20020

2. **PRICE AND FINANCING:**

A. Down Payment:			$ 2,500,000.00
B. Financing:	1. First Trust (if applicable)	$ --------	
	2. Second Trust (if applicable)	$ --------	
	3. Seller Held Trust Addendum attached (if applicable)	$ --------	
TOTAL FINANCING			$
SALES PRICE			$ 2,500,000.00

3. **DEED(S) OF TRUST:**

A. ~~First Deed of Trust Buyer will~~ ☐ ~~**Obtain or**~~ ☐ ~~**Assume a**~~ ☐ ~~**Conventional**~~ ☐ ~~**FHA**~~ ☐ ~~**VA**~~ ☐ ~~**Other**~~ ______ ~~First Deed of Trust loan amortized over~~ ____ ~~years at a~~ ☐ ~~**Fixed or an**~~ ☐ ~~**Adjustable** rate bearing (initial) interest of~~ ______ ~~% per year or market rate available. Special Terms (if any):~~ ______

B. ~~**Second Deed of Trust:** Buyer will ☐ **Obtain** or ☐ **Assume** a Second Deed of Trust loan amortized over ______ years at a ☐ **Fixed** or an ☐ **Adjustable** rate bearing (initial) interest of ______________ % per year or market rate available. Special Terms (if any):~~ ____

C. ~~**Assumption Only:** Assumption fee, if any, and all charges related to the assumption will be paid by the Buyer. If Buyer assumes Seller's loan(s): (i) Buyer and Seller ☐ **will**, or ☐ **will not** obtain a release of Seller's liability to the U.S. Government for the repayment of the loan by Settlement, (ii) Buyer and Seller ☐ **will**, or ☐ **will not** obtain substitution of Seller's VA entitlement by Settlement. Balances of any assumed loans, secondary financing and cash down payments are approximate.~~

4. **DEPOSIT:**

A. The Buyer has made a deposit (Deposit) with Settlementcorp (202) 537-0005 ("Escrow Agent") of $ 50,000.00 by check. The Deposit will be placed in an escrow account of the Escrow Agent after Date of Ratification to comply with the laws and regulations of the appropriate jurisdiction. This account may be interest bearing and all parties waive any claim to interest resulting from the Deposit. The Deposit will be held in escrow until (i) credited toward the Sales Price at Settlement, (ii) all parties have agreed in writing as to the disposition, (iii) a court of competent jurisdiction orders disbursement and all appeal periods have expired, or (iv) disposed of in any other manner authorized by the laws and regulations of the appropriate jurisdiction.

B. An additional deposit of $ ______________ will be paid by check within ____________ days from contract ratification under the following conditions:

5. **DOWN PAYMENT:** The balance of the down payment will be paid on or before the Settlement Date by certified check or cashier's check or by bank-wired funds. An assignment of funds shall not be used without prior written consent of Seller.

6. **SETTLEMENT:** Seller and Buyer will make full settlement in accordance with the terms of this Contract ("Settlement") on, or with mutual consent before, see addendum , ("Settlement Date") except as otherwise provided in this Contract. Buyer selects: Settlementcorp (202) 537-0005 ("Settlement Agent") to conduct the Settlement.

7. **TENANT/GOVERNMENT RIGHTS:**

NOTICE: In some jurisdictions Tenants and Government Entities have a statutory right regarding the purchase of privately-owned residential real estate when such real estate is offered for sale.

A. Tenant's Rights: Seller shall provide to any residential tenant, sub-tenant, lessee, sub-lessee or other person entitled to the possession, occupancy or benefits of a rental unit in the Property or any group thereof (the "Tenants"), Notice of the intended sale of the Property and of Tenants' Rights to purchase as required by applicable law. The obligations of Seller and Buyer to make Settlement hereunder are contingent upon the rights of Tenants to purchase the Property as provided by applicable law. Seller shall immediately notify Buyer in writing of receipt of written intent to purchase by Tenants or acceptance of a contract by Tenants. Upon receipt of such Notice, Buyer may, at Buyer's sole discretion, declare this Contract null and void without penalty and the Deposit shall be immediately returned in full to Buyer .

B. Government Rights: Seller and Buyer understand and agree that Buyer's obligations to complete Settlement hereunder are conditioned upon the rights of any government entity to purchase the Property as provided by applicable law. SELLER AGREES TO COMPLY WITH ANY APPLICABLE STATUTES REGARDING THE SALE OF THIS PROPERTY, INCLUDING PROVIDING NOTICE OF THE INTENDED SALE TO APPROPRIATE GOVERNMENT AUTHORITY. Seller shall immediately notify Buyer in writing of receipt of written intent to purchase the Property by a government entity. Upon receipt of such Notice, Buyer may, at Buyer's sole discretion, declare this Contract void without penalty and the Deposit shall be immediately returned in full to Buyer .

D. Ministerial Acts: Buyer/Tenant agrees that Broker may perform ministerial acts for the Seller/Landlord. A ministerial act is a routine act that does not involve discretion or the exercise of the Broker's own judgment.

E. Confidentiality of Offers: Buyer/Tenant acknowledges the possibility that Sellers/Landlord or Seller/Landlord's representatives may not treat the existence, terms or conditions of the Buyer/Tenant's offer as confidential information.

8. GENERAL PROVISIONS:

A. Laws and Regulations: Buyer/Tenant acknowledges that Broker must comply with federal, state and local laws and regulations as well as real estate licensing laws and regulations of either the District of Columbia or the State of Maryland. Buyer/Tenant understands that, as a REALTOR®, Broker must adhere to the Code of Ethics promulgated by the NATIONAL ASSOCIATION OF REALTORS®.

B. Delivery: Delivery or Delivered means hand carried, sent by overnight delivery service, sent by wired or electronic medium which produces a tangible record of the transmission (such as telegram, mailgram, telecopier, or "Fax", email which includes an attachment with an actual copy of the executed instruments being transmitted, or U.S. Postal mailing). In the event of overnight delivery service, Delivery will be deemed to have been made on the next business day following the sending, unless earlier receipt is acknowledged in writing. In the event of U.S. Postal mailing, Delivery will be deemed to have been made on the third business day following the mailing, unless earlier receipt is acknowledged in writing.

C. Notice: This agreement shall be deemed enforceable when it and all addenda and any modifications thereto have been signed, initialed where required by Buyer/Tenant and Broker (or Supervising Manager), and Delivered to the other party.

D. Paragraph Headings: The Paragraph headings in this Agreement are for reference and convenience only, and do not define or limit the intent, rights or obligations of the parties.

E. Definitions: The singular shall include the plural, the plural the singular, and the use of either gender shall include the other gender.

9. TERM & TERMINATION: This Agreement commences when signed and expires at 11:59 p.m. on December 31, 2013 ("Expiration Date"), unless extended in writing, or unless earlier terminated as herein provided. Subject to the obligation of the buyer to pay a fee to Broker upon the termination of this Agreement as set forth in Paragraph 6 above, either party, by giving written notice, may cancel this Agreement so that it will terminate at the end of ________________ (______) days from the date of receipt of such written notice. If a Contract of Sale is entered into by Buyer during the Buyer Agency Term, which provides for settlement to occur after the expiration of the Buyer Agency Term, this Agreement shall be automatically extended until settlement has occurred or until the Contract of Sale is released in writing by the parties.

10. ADDITIONAL PROVISIONS:

____

____

____

11. AGREEMENT AND RECEIPT: This document and attachments contain the full and entire Agreement between Buyer/Tenant and Broker and supersede any prior or contemporaneous agreements, if any, whether written or oral between the parties, except as checked in Paragraph 1. Each acknowledges receipt of a copy of this Agreement. This Agreement may not be cancelled or modified except in writing that is signed by the parties hereto.

______________________ Date Buyer/Tenant Mainline Land Co. LLC	Yigal Rappaport Buyer Broker (name of Real Estate firm)
______________________ Date Buyer/Tenant	By: ______________________ Date Agent of Broker Yigal Rappaport
______________________ Address	______________________ Date Broker/Supervising Manager
______________________ City State Zip	
______________________ Telephone Email	

6. **BROKER COMPENSATION:**

A. **Advance Fee: Upon all parties signing this Agreement,** Buyer/Tenant has paid an advance fee of $ ----- to retain the services of Broker. This advance fee will be placed in the broker's non-interest bearing escrow account in accordance with the law of the appropriate jurisdiction and will be credited against the gross fee (see 6B below) to be paid in accordance with the terms hereof.

B. **Payment to Broker by Flat Fee or Percentage of Sales/Leasing Price:**
Buyer/Tenant agrees to pay to Broker 2.000 % of the sale/leasing price or $ ------- (strike one) and an additional flat fee in the amount of $ -------- as Broker's fee ("Broker's Fee") (or, in the case of a tenant, ----- months rent payable at the time of lease signing), of any real property purchased/leased by or for the Buyer/Tenant during the term of this Agreement. Further, such Broker's fee shall be paid if a Property is purchased by Buyer/Tenant within 120 days after the "Expiration Date" or after termination of this Agreement (the "Protection Period"), unless a valid buyer/tenant's agency agreement is entered into during the term of said Protection Period with another licensed real estate broker.

C. **Fee Paid By Seller/Landlord:** In many cases, the fee specified in 6B above may be paid by the Seller/Landlord. These cases would include the following:

1) When Broker is offered compensation as a portion of the commission offered in MRIS by the Listing Broker to a Buyer's Broker, (in the "Buyer Agent Compensation" field or as abbreviated in listing print outs), the Contract of Sale authorizes the settlement entity to pay that portion to the Broker;

2) Where property is not listed by MRIS, an Addendum to a contract to purchase/lease would specify payment of compensation to the Broker from the Seller/Landlord; or

3) Where a new home builder makes an offer of compensation in a registration form or other document, the builder's Contract of Sale would specify payment of compensation to the Broker by the builder.

Broker is authorized to receive all or a portion of the fee from the Listing Broker or Seller/Landlord and any such amounts shall be applied toward Buyer/Tenant's obligation under 6B. The amount of any such payment made by Seller/Landlord or Listing Broker shall be with the Seller/Landlord's and Buyer/Tenant's prior knowledge and consent and shall in no way affect the obligation of the Buyer's Agent to act on behalf of the Buyer/Tenant in the transaction.

D. **Difference between offers of compensation and amount agreed upon with Broker:** In the event the amount of compensation offered by the Listing Broker or a Seller/Landlord, as provided in Paragraph 6C is less than the amount as specified in Paragraph 6B, Buyer/Tenant agrees to pay the difference between the amount offered by the Listing Broker and/or the Seller/Landlord and the amount which Buyer/Tenant has agreed to pay to Broker pursuant to Paragraph 6B. In the event the amount of compensation offered to Broker by a Listing Broker and/or Seller/Landlord is in an amount greater than that specified in Paragraph 6B, then, in such event, Buyer/Tenant authorizes Broker to receive such compensation and to retain any such additional compensation without pro ration or rebate to Buyer/Tenant.

E. **Payment of Broker's Fee:** Payment of Broker's Fee is due at Settlement, unless Buyer/Tenant, after contract acceptance, fails to perform or is otherwise in default of the sales contract or executes a release to which the Broker is not a party of the sales contract after all contingencies thereunder have been removed. In such case, the Broker's entire fee is due no later than the agreed Settlement Date.

F. **Default by Seller/Landlord:** If Buyer/Tenant enters into a contract with a Seller/Landlord during the original term of this Agreement, and Seller/Landlord subsequently defaults, then the original term of this Agreement is extended by the number of days property was under contract.

7. **DISCLAIMER AND LIMITATIONS:**

A. **Limitations of Broker's Ability:** Buyer/Tenant acknowledges that Broker is being retained solely as a real estate agent and not as an attorney, tax advisor, lender, appraiser, surveyor, structural engineer, certified home inspector or other professional service provider. Buyer/Tenant has been advised to seek professional advice for legal, tax and other matters.

B. **Representation of Other Buyers/Tenants:** Buyer/Tenant acknowledges that the Broker may represent other Buyers/Tenants and that other potential Buyers/Tenants may consider, make offers on, or purchase properties through Broker. Buyer/Tenant consents to Broker's representation of other Buyers/Tenants before, during, and after the expiration of this Agreement.

C. **Subsequent Offers:** Upon receipt by Broker of a ratified contract to purchase pursuant to this Buyer/Tenant Agency Agreement, Broker shall have no further obligation hereunder to procure any subsequent properties for Buyer/Tenant.

GCAAR
GREATER CAPITAL AREA ASSOCIATION OF REALTORS®

REALTOR® EQUAL HOUSING OPPORTUNITY

Buyer/Tenant Agency Agreement

Broker Representation of Buyer/Tenant in Maryland and the District of Columbia

This Agreement is made on April 24, 2013 between Mainline Land Co. LLC ("Buyer/Tenant") and Yigal Rappaport ("Broker") which assigns Yigal Rappaport as Agent of the Broker.

In consideration of the services and facilities, the Broker is hereby granted the right to represent the Buyer/Tenant in the acquisition of real property, which shall include cooperatives. As used in this Agreement, "acquisition of real property" shall include any purchase, option, exchange, or lease of property. The term Seller/Landlord shall include lessor, optioner and exchanger. The term Buyer/Tenant shall include lessee, optionee and exchangee.

1. **AGENCY:** The State of Maryland and the District of Columbia have each adopted specific laws governing the disclosure of agency relationships and dual agency (i.e., the situation where the listing and selling agents are associated with the same broker). For this reason, all applicable jurisdictional Agency disclosure forms have been made available to Buyer/Tenant who acknowledges receipt of those checked below:

Maryland
- [ ] Understanding Whom Real Estate Agents Represent
- [ ] Consent For Dual Agency

Washington, DC
- [X] Consent for Dual Represention and Designated Representation

2. **PROPERTY SOUGHT BY BUYER/TENANT:** The property shall substantially meet the following requirements:

- [ ] **Maryland Residential Property**
- [ ] **Maryland Commercial Property**
- [X] **Washington, DC Residential Property**
- [X] **Washington, DC Commercial Property**

3. **BUYER/TENANT RESPONSIBILITIES:**
   A. **Exclusive Relationship with Broker:** Buyer/Tenant will work exclusively with Broker during the term of this Agreement;
   B. **Financial Information:** Buyer/Tenant will furnish Broker with necessary financial and personal information to reasonably establish Buyer's/Tenant's ability to purchase/lease property.
   C. **Signs or Advertisements for Property:** If Buyer/Tenant sees any signs or advertisements for properties being offered for sale/lease, Buyer/Tenant will not contact the Seller/Landlord or agent of the Seller/Landlord but will first contact Agent named herein, who will provide information about the properties and then make arrangements to see them.
   D. **New Home Builders and Open Houses:** In order to avoid the possibility of confusion over the agency relationship and misunderstandings about liability for compensation, Buyer/Tenant agrees not to make a first visit to any new home builder's model nor contact any other agents representing sellers of new homes without being accompanied by Agent.

   Also Buyer/Tenant agrees not to enter "Open House" properties unless accompanied by Agent or after having had Agent make arrangements with the Listing Broker.

4. **BROKER RESPONSIBILITIES:** The Agent and Broker agree to:
   A. Use professional knowledge and skills to locate and present real property, which is available for purchase/lease and suitable for the Buyer/Tenant's needs.
   B. Assist Buyer/Tenant through the process of property acquisition/leasing.
   C. Represent the interests of the Buyer/Tenant in all negotiations and transactions regarding the acquisition/leasing of real property.

5. **DUAL AGENCY:** In the event of dual agency, when either the Buyer/Tenant or Broker declines to consent in writing to Dual Agency, either party may terminate this Agreement by written notice to the other party.

Yigal Rappaport 5235B Bartonsville Rd Frederick, MD 21704
Phone: (202)234-4199 Fax: (202)595-2901 Yigal Rappaport 2585 Naylor

GCAAR
GREATER CAPITAL AREA ASSOCIATION OF REALTORS®

REALTOR® EQUAL HOUSING OPPORTUNITY

General Addendum

The Contract of Sale dated April 24, 2013
Address 2585 Naylor Rd SE
City Washington, State DC, Zip 20020
Between Seller Premier Automotive Conceierge Services LLC
and Buyer Mainline Land Co. LLC
is hereby amended by the incorporation of this Addendum, which shall supersede any provisions to the contrary in the Contract.

1. Settlement shall take place within 30 days after the date of contract ratification.

Seller	Date	Buyer	Date
Premier Automotive Conceierge		Mainline Land Co. LLC	
Seller	Date	Buyer	Date

carried, sent by overnight delivery service, sent by wired or electronic medium which produces a tangible record of the transmission (such as telegram, mailgram, telecopier or "Fax", email which includes an attachment with an actual copy of the executed instruments being transmitted, or U.S. Postal mailing.) In the event of overnight delivery service, Delivery will be deemed to have been made on the next business Day following the sending, unless earlier receipt is acknowledged in writing. In the event of U.S. Postal mailing, Delivery will be deemed to have been made on the third business Day following the mailing, unless earlier receipt is acknowledged in writing.

SELLER:

_________ / ____________________ (SEAL)
Date Signature
Premier Automotive Conceierge

Address

City/State/Zip

_________ / ____________________ (SEAL)
Date Signature

Address

City/State/Zip

BUYER:

_________ / ____________________ (SEAL)
Date Signature
Mainline Land Co. LLC

Address

City/State/Zip

_________ / ____________________ (SEAL)
Date Signature

Address

City/State/Zip

Date of Ratification ____________________

****

For information purposes only:

Listing Company's Name and Address:

Yigal Rappaport
2008 R St NW
Washington, DC 20009

Office # (202)234-4199 FAX # (202)595-2901

MRIS Broker Code and Office ID YRR1

Agent Name Yigal Rappaport

IB48042, Washington DC
Real Estate License Number & Jurisdiction

Agent MRIS ID# 9435

Team Leader/Agent Yigal Rappaport

Agent Email Address yigalhorses@gmail.com

Selling Company's Name and Address:

Yigal Rappaport
2008 R St NW
Washington, DC 20009

Office # (202)234-4199 FAX # (202)595-2901

MRIS Broker Code and Office ID YRR1

Agent Name Yigal Rappaport

IB48042, Washington DC
Real Estate License Number & Jurisdiction

Agent MRIS ID# 9435

Team Leader/Agent Yigal Rappaport

Agent Email Address yigalhorses@gmail.com

Buyer further acknowledge that, in addition to the rights under the bona fide offer of sale, the Tenant(s) has an additional fifteen (15) day right of first refusal to purchase the Property during the period specified by District of Columbia law and regulations.

Seller further represents and agrees that within two (2) days after final ratification of this Contract Seller will hand-deliver to the Tenant(s) and send by first-class mail the notice of right of first refusal required by District of Columbia law and regulations and a copy of this Contract. In the event that prior to the date of this Contract Seller has not provided to the Tenant(s) a written notice of the intended sale of the Property and a bona fide offer of sale, Seller represents and agrees that within two (2) days after final ratification of this Contract Seller will hand-deliver and send by first class mail to the Tenant(s) a written notice of the intended sale of the Property, a bona fide offer of sale, the required notice of right of first refusal and a copy of this Contract. Upon or after execution of a Contract of sale of the Property between Seller and the Tenant(s), at the option of Buyer (exercisable by written notice to Seller) this Contract shall be void and the deposit hereunder shall be returned to Buyer. If, however, the Tenant(s) shall fail to exercise the foregoing rights to purchase the Property or shall execute and deliver a valid rejection of said rights, then this Contract shall remain in full force and effect. The Seller shall keep Buyer and the Agents apprised of all negotiations, correspondence, Contracts and other developments with respect to negotiations with the Tenant(s). All actions required hereunder to be taken by Seller shall be taken in accordance with District of Columbia law and regulations.

46. ADDITIONS: The following forms, if ratified and attached, are made a part of this Contract. (This list is not all inclusive of addenda that may need to be attached).

☐ Yes	☒ No	Addendum of Clauses (DC/MD)
☒ Yes	☐ No	Dual Agency Form
☐ Yes	☒ No	Designated Agency Form
☐ Yes	☒ No	FHA Home Inspection Notice
☒ Yes	☐ No	Lead Paint Disclosure
☐ Yes	☒ No	Lead Paint Inspection Contingency
☐ Yes	☒ No	Pre Settlement Occupancy
☐ Yes	☒ No	Post Settlement Occupancy
☒ Yes	☐ No	Property Disclosure or Disclaimer
☐ Yes	☒ No	Radon Testing Contingency
☐ Yes	☒ No	Seller Held Trust
☒ Yes	☐ No	Other (specify): General Addendum

47. HOME WARRANTY: (Four or Fewer Units) ☐ Yes ☒ No
Home Warranty Policy paid for and provided at Settlement by: ☐ Buyer or ☐ Seller.

Cost not to exceed $ ________________ . Warranty provider to be ______________________________ .

48. OTHER TERMS: ______________________________

49. NOTICES: All notices under the contract shall be in writing. Notices to the Seller shall be effective when delivered to the Seller or an Agent of the Seller named in the contract (including a Dual Agent, Intra-Company Agent, or Designated Representative assigned to the Seller, as applicable, or alternatively, to the Agent's Supervising Manager.) Notices to the Buyer shall be effective when delivered to the Buyer or an Agent of the Buyer named in the contract (including a Dual Agent, Intra-Company Agent, or Designated Representative assigned to the Buyer, as applicable, or alternatively, to the Agent's Supervising Manager). "Buyer" means "Buyer" and vice versa. "Delivery" means hand

38. ~~**SELLER RESPONSIBILITY:** Seller agrees to keep existing mortgages free of default until Settlement. All violations of requirements noted or issued by any governmental authority, or actions in any court on account thereof, against or affecting the Property at the date of Settlement of this Contract, shall be complied with by the Seller and the Property conveyed free thereof.~~

39. ~~**RESIDENTIAL REAL PROPERTY DISCLOSURE NOTICE:** (REQUIRED FOR FOUR OR FEWER UNITS). Maryland buyers are advised of the right to receive a Disclosure and Disclaimer Statement from seller unless exempt (Section 10-702 Real Property Article, Annotated Code Of Maryland).~~

40. ~~**GUARANTY FUND:** Notice To Buyer. The Buyer is protected by the real estate Guaranty Fund of the Maryland Real Estate Commission for losses covered by Section 17-404 of the Business Occupations and Professions Article of the Maryland Code of Annotated in an amount not exceeding $25,000 for any claim.~~

[X] THE FOLLOWING PARAGRAPHS APPLY ONLY TO PROPERTIES LOCATED IN THE DISTRICT OF COLUMBIA

41. **LEAD - BASED PAINT HAZARD:** A Seller who fails to give the required Lead-Based Paint Disclosure Form and Pamphlet may be liable under the Act for three times the amount of damages. The Seller represents that residential Property [X] was built prior to 1978 OR [ ] was not built prior to 1978 OR [ ] building date is uncertain. If the dwelling(s) was built prior to 1978 or if the building date is uncertain, this Contract is not complete and not ratified unless it includes, and the Seller and Buyer both accept the Disclosure of Information on Lead-Based Paint and Lead-Based Paint Hazards, whereby the Buyer acknowledges receipt of required Lead Paint Information and has either taken the opportunity to incorporate a Lead-Based Paint Inspection contingency or waived such a right. The Seller and any agent involved in the transaction are required to retain a copy of the completed Lead-Based Paint Disclosure form for a period of 3 years following the date of settlement. The Seller and Buyer acknowledge by their respective initials below that they have read and understand the provisions of this paragraph.

______ /_______ Seller's Initials ______ /_______ Buyer's Initials

42. **SELLER DISCLOSURE:** Buyer acknowledges receipt of the Seller's Disclosure Statement pursuant to D.C. Code 45-951 prior to the submission of the offer [X] Yes [ ] No.

______ /_______ Buyer's Initials

43. **RECORDATION AND TRANSFER TAXES:** The D.C. Recordation Tax will be paid by the Buyer and the D.C. Transfer Tax will be paid by the Seller.

44. **D.C. SOIL DISCLOSURE REQUIREMENTS:** The characteristic of the soil on the subject Property as described by the Soil Conservation Service of the United States Department of Agriculture in the Soil Survey of the District of Columbia published in 1976 and as shown on the Soil Maps of the District of Columbia at the back of that publication is

____.

For further information, the Buyer can contact a soil testing laboratory, the District of Columbia Department of Environmental Services, or the Soil Conservation Service of the Department of Agriculture.

45. **TENANCY:** Seller represents that property [X] is [ ] is not subject to an existing residential lease or tenancy.

A. If the Property is tenant occupied, Buyer hereby certifies that Buyer [ ] will [X] will not occupy the Property.

B. The Property is sold and shall be conveyed free of existing tenancy except as follows:

Subject to Existing Leases

(hereinafter the "Tenant(s)"). Without the prior written consent of Buyer (which shall not be unreasonably withheld) Seller shall not modify the terms of or terminate such tenancy, except for non-payment of rent or enter into any new leases or tenancies with respect to the Property. Seller represents to Buyer and Agents that on ________________________ (date), Seller has provided to the Tenant(s) a written notice of the intended sale of the Property and a bona fide offer of sale or will provide same pursuant to the following paragraph. Seller and

☐ **THE FOLLOWING PARAGRAPHS APPLY ONLY TO PROPERTIES LOCATED IN MONTGOMERY COUNTY, MARYLAND**

35. MASTER PLAN DISCLOSURES: A or B required; use A unless property is in the City of Rockville corporate limits.

A. **MONTGOMERY COUNTY**

Buyer has the right to examine, prior to signing this Contract, the applicable County Master Plan and any municipal land use plan for the area in which the property is located and any adopted amendment to either plan, and approved official maps showing planned land uses, roads and highways, parks and other public facilities affecting the property contained in the plan.

By signing this Addendum, Buyer acknowledges the following:

a. **Seller has offered the Buyer the opportunity to review the applicable Master Plan and municipal land use plan and any adopted amendment;**
b. **Seller has informed Buyer that amendments affecting the plan may be pending before the Planning Board or the County Council or a municipal planning body;**
c. **Buyer has reviewed each plan and adopted amendment or does hereby waive the right to review each plan and adopted amendment; and**
d. **Buyer understands that to stay informed of future changes in County and municipal land use plans, the Buyer should consult the Planning Board and the appropriate municipal planning body.**

Buyer **Buyer**

-OR-

B. **CITY OF ROCKVILLE**

Buyer acknowledges that Buyer has been afforded the opportunity to examine the Approved and Adopted Land Use Plan Map portion of the plan for the City of Rockville and all amendments to said Map (hereinafter referred to as the "Plan"). Buyer further acknowledges that Seller's real estate agent has provided said opportunity to examine the Plan by either producing and making available for examination a copy of the Plan or escorting Buyer to a place where the Plan is available for examination by Buyer. Buyer acknowledges that at no time did the agent explain to Buyer the intent or meaning of such Plan nor did Buyer rely on any representation made by the agent(s) pertaining to the applicable Plan.

By signing below, the Buyer acknowledges that he has been afforded an opportunity to review the Plan.

Buyer **Buyer**

36. TRANSFER AND RECORDATION TAXES: Section 14-104 of the Real Property Article of the Annotated Code of Maryland provides that, unless otherwise negotiated in the contract or provided by state or local law, the cost of any recordation tax or any state or local transfer tax shall be shared equally between the buyer and seller. Transfer and recordation taxes shall be paid by:

37. SETTLEMENT COSTS: NOTICE TO BUYER: Buyer has the right to select Buyer's own title insurance company, title lawyer, settlement company, escrow company, mortgage lender or financial institution as defined in the Financial Institutions Article, Annotated Code of Maryland. Buyer acknowledges that Seller may not be prohibited from offering owner financing as a condition of settlement.

Buyer's expense, to engage the services of a qualified specialist to inspect the Property for the presence of wetlands prior to submitting a written offer to purchase the Property, or Buyer may include in Buyer's written offer, subject to the Seller's acceptance, a clause making Buyer 's purchase of the Property contingent upon a satisfactory wetlands inspection.

31. ASSIGNABILITY: This Contract may not be assigned without the written consent of Buyer and Seller. If Buyer and Seller agree in writing to an assignment of this Contract, the original parties to this Contract remain obligated hereunder until Settlement.

32. DEFINITIONS:

A. "Appraisal" means a written appraised valuation of the Property prepared by an appraiser that is licensed in the jurisdiction in which the property is located. If financing is involved the lender shall select the appraiser or if a cash transaction, the Buyer shall select the appraiser.

B. "Day(s)" or "day(s)" means calendar day(s) unless otherwise specified in this Contract. If "Business Days" is specified it shall be defined as Monday thru Friday, excluding Federal Holidays. For the purpose of computing time periods, the first Day will be the Day following Delivery and the time period will end at 9 p.m. on the Day specified. If the Settlement Date falls on a Saturday, Sunday, or Federal Holiday, then the Settlement will be on the prior Business Day.

C. "Date of Ratification" means when this Contract, all addenda and any modifications thereto have been signed and initialed, where required by all parties, and Delivered to the other party pursuant to the Notices paragraph.

D. "Contract Date" means date offer is presented to seller or delivered to listing agent, whichever occurs first.

E. "Specified Financing" means the loan type(s) and amount(s), if any, specified in both (PRICE AND FINANCING) and (DEEDS OF TRUST).

F. The masculine includes the feminine and the singular includes the plural.

33. MISCELLANEOUS: This Contract may be signed in one or more counterparts, each of which is deemed to be an original, and all of which together constitute one and the same instrument. Documents obtained via facsimile machines will also be considered as originals. Typewritten or handwritten provisions included in this Contract will control all pre-printed provisions that are in conflict.

34. VOID CONTRACT: If this Contract becomes void and of no further force and effect, without Default by either party, both parties will immediately execute a release directing that the Deposit be refunded in full to Buyer according to the terms of the DEPOSIT paragraph.

polybutylene pipes, synthetic stucco (EIFS), underground storage tanks, asbestos and lead-based paint. Information relating to these issues may be available from appropriate government authorities.

B. Statutory Requirements: Seller warrants Property complies with all statutes in the jurisdiction including but not limited to zoning, safety and health, occupancy, fire codes, environmental laws and any others that would impact its use as a multi-unit dwelling.

C. Legal Requirements: All contracts for the sale of real property must be in writing to be enforceable. Upon ratification and Delivery, this Contract becomes a legally binding agreement. Any changes to this Contract must be made in writing for such changes to be enforceable.

D. Financing: Mortgage rates and associated charges vary with financial institutions and the marketplace. Buyer has the opportunity to select the lender and the right to negotiate terms and conditions of the financing subject to the terms of this Contract. The financing may require substantial lump sum (balloon) payments on the due dates. Buyer has not relied upon any representations regarding the future availability of mortgage money or interest rates for the refinancing of any such lump sum payments.

E. Broker:

1) Buyer and Seller acknowledge that the Broker is being retained solely as a real estate agent and not as an attorney, tax advisor, lender, appraiser, surveyor, structural engineer, mold or air quality expert, home inspector or other professional service provider.

2) Brokers, their agents, subagents and employees do not assume any responsibility for the condition of the Property or for the performance of this Contract by any or all parties hereto. By signing this Contract, Buyer and Seller acknowledge that they have not relied on any representations made by Brokers, or any agents, subagents or employees of Brokers, except those representations expressly set forth in this Contract.

3) The Broker may from time to time engage in the general insurance, title insurance, mortgage loan, real estate settlement, home warranty and other real estate-related businesses and services. Therefore, in addition to the Broker's Fee specified herein, the Broker may receive compensation related to other services provided in the course of this transaction pursuant to the terms of a separate agreement/disclosure.

4) Seller irrevocably instructs the Settlement Agent to pay the Broker compensation ("Broker's Fee") at Settlement as set forth in the listing agreement and to disburse the compensation offered by the Listing Company to the Selling Company in writing as of the Contract Date, and the remaining amount of Broker's compensation to the Listing Company.

F. Property Taxes: Your property tax bill could substantially increase following settlement. For more information on property taxes contact the appropriate taxing authority in the jurisdiction where the Property is located.

G. Property Insurance: Obtaining property insurance is a requirement of the lender. Insurance rates and availability are determined in part by the number and nature of claims and inquiries made on a property's policy as well as the number and nature of claims made by a prospective Buyer. Property insurance has become difficult to secure in some cases. Buyer should promptly consult an insurance professional regarding obtaining insurance coverage.

H. Binding Agreement: This Contract will be binding upon the parties, and each of their respective heirs, executors, administrators, successors and permitted assigns. The provisions not satisfied at Settlement will survive the delivery of the Deed and will not be merged therein. This Contract, unless amended in writing, contains the final and entire agreement of the parties and the parties will not be bound by any terms, conditions, oral statements, warranties or representations not herein contained. The interpretation of this Contract will be governed by the laws of the jurisdiction where the Property is located.

I. Wetlands Notice: The Buyer is advised that if all or a portion of the Property being purchased is wetlands, the approval of the U.S. Army Corps of Engineers will be necessary before a building permit can be issued for the Property. Additionally, the future use of existing dwellings may be restricted due to wetlands. The Corps has adopted a broad definition of wetlands, which encompasses a large portion of the Chesapeake Bay Region. Other portions of Maryland and The District of Columbia may also be considered wetlands. For information as to whether the Property includes wetlands, Buyer may contact the Baltimore District of the U.S. Army Corps of Engineers. Buyer may also elect, at

limited to, a non-resident alien, foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined by the Internal Revenue Code and applicable regulations). Seller represents that Seller is not a foreign person and agrees to execute an affidavit to this effect at the time of Settlement.

28. PERFORMANCE: Delivery of the required funds and executed documents to the Settlement Agent will constitute sufficient tender of performance. Funds from this transaction at Settlement may be used to pay off any existing liens and encumbrances, including interest, as required by lender(s) or lienholders.

29. DEFAULT: Buyer will be in Default even if the Financing Contingency has not been removed if Settlement does not occur on the Settlement Date for any reason other than Default by Seller, including without limitation the following:

A. Failure to lock-in the interest rate(s) and the rate(s) increase so that Buyer does not qualify for such financing; OR

B. Failure to comply with the lender's reasonable requirements in a timely and diligent manner; OR

C. Does not have the down payment, closing fees and any other required funds, including without limitation, any additional funds required to be tendered by Buyer if the Appraisal is lower than the Sales Price provided the Contract is not contingent on an Appraisal or the Appraisal Contingency has been removed; OR

D. Makes any deliberate misrepresentations, material omissions or inaccuracies in financial information that results in the Buyer's inability to secure the financing; OR

E. Does or fails to do any act following the Date of Ratification that prevents Buyer from completing Settlement.

If Buyer fails to complete Settlement for any reason other than Default by Seller, at the option of Seller, the Deposit may be forfeited as liquidated damages (not as a penalty) in which event Buyer will be relieved from further liability to Seller. If Seller does not elect to accept the Deposit as liquidated damages, the Deposit may not be the limit of Buyer's liability in the event of a Default. If the Deposit is forfeited, or if there is an award of damages by a court or a compromise agreement between Seller and Buyer, the Broker may accept and Seller agrees to pay the Broker one-half of the Deposit in lieu of the Broker's Fee, (provided Broker's share of any forfeited Deposit will not exceed the amount due under the listing agreement). If Seller fails to perform or comply with any of the terms and conditions of this Contract or fails to complete Settlement for any reason other than Default by Buyer, Buyer will have the right to pursue all legal or equitable remedies, including specific performance and/or damages. If either Seller or Buyer refuses to execute a release of Deposit ("Release") when requested to do so in writing and a court finds that such party should have executed the Release, the party who so refused to execute the Release will pay the expenses, including, without limitation, reasonable attorney's fees, incurred by the other party in the litigation. Seller and Buyer agree that no Escrow Agent will have any liability to any party on account of disbursement of the Deposit or on account of failure to disburse the Deposit, except only in the event of the Escrow Agent's gross negligence or willful misconduct. The parties further agree that the Escrow Agent will not be liable for the failure of any depository in which the Deposit is placed and that Seller and Buyer each will indemnify, defend and save harmless the Escrow Agent from any loss or expense arising out of the holding, disbursement or failure to disburse the Deposit, except in the case of the Escrow Agent's gross negligence or willful misconduct. If either Buyer or Seller is in default, then in addition to all other damages, the defaulting party will immediately pay the costs incurred for the title examination, Appraisal, survey and the Broker's Fee in full.

30. OTHER DISCLOSURES: Buyer and Seller should carefully read this Contract to be sure that the terms accurately express their respective understanding as to their intentions and agreements. The Broker can counsel on real estate matters, but if legal advice is desired by either party, such party is advised to seek legal counsel. Buyer and Seller are further advised to seek appropriate professional advice concerning the condition of the Property or tax and insurance matters. The following provisions of this paragraph disclose some matters which the parties may investigate further. These disclosures are not intended to create a contingency. Any contingency must be specified by adding appropriate terms to this Contract. The parties acknowledge the following disclosures:

A. Property Condition: (See EQUIPMENT, MAINTENANCE AND CONDITION paragraph) Various inspection services and home warranty insurance programs are available. The Broker is not advising the parties as to certain other issues, including without limitation: water quality and quantity (including but not limited to, lead and other contaminants;) sewer or septic; soil condition; flood hazard areas; possible restrictions of the use of the Property due to restrictive covenants, zoning, subdivision, or environmental laws, easements or other documents; airport or aircraft noise; planned land use, roads or highways; and construction materials and/or hazardous materials, including without limitation flame retardant treated plywood (FRT), radon, urea formaldehyde foam insulation (UFFI), mold,

21. SELLER RESPONSIBILITY: Seller agrees to keep existing mortgages free of default until Settlement. All violations of requirements noted or issued by any governmental authority, or actions in any court on account thereof, against or affecting the Property at the date of Settlement of this Contract, shall be complied with by the Seller and the Property conveyed free thereof.

22. TITLE: The title report and survey will be ordered promptly by the Buyer.

Fee simple title to the Property, and everything that conveys with it, will be sold free of liens except for any loans assumed by Buyer. Seller will pay any special assessments and will comply with all orders, requirements, or notices of violations of any county or local authority or actions in any court on account thereof, against or affecting the Property on the Settlement Date.

Title is to be good and marketable, and insurable by a licensed title insurance company with no additional risk premium. Title may be subject to commonly acceptable easements, covenants, conditions and restrictions of record, if any; otherwise, Buyer may declare this Contract void, unless the defects are of such character that they may be remedied within 30 Days beyond the Settlement Date. In case action is required to perfect the title, such action must be taken promptly by Seller at Seller's expense.

Seller will sign such affidavits, lien waivers, tax certifications, and other documents as may be required by the lender, title insurance company, Settlement Agent, or government authority, and authorizes the Settlement Agent to obtain pay-off or assumption information from any existing lenders.

The manner of taking title may have significant legal and tax consequences. Buyer is advised to seek the appropriate professional advice concerning the manner of taking title.

23. POSSESSION: Seller will give possession of the Property at the Settlement, subject to any existing tenancies, Leases and Rents and Service Contracts. Seller reserves the right to fill any vacancies as units become available unless otherwise negotiated. Seller shall provide Buyer with copies of any new or modified Service Contracts or Leases and Rents. Seller shall provide keys, as available.

24. FEES: Fees for the preparation of the Deed, that portion of the Settlement Agent's fee billed to Seller, costs of releasing existing encumbrances, Seller's legal fees and any other proper charges assessed to Seller will be paid by Seller. Fees for the title exam, survey, recording and that portion of the Settlement Agent's fee billed to Buyer, Buyer's legal fees and any other proper charges assessed to Buyer will be paid by Buyer. Fees to be charged will be reasonable and customary for the jurisdiction in which the Property is located.

25. ADJUSTMENTS: Rents, taxes, water and sewer charges, front foot benefit and house connection charges and any other operating charges, are to be adjusted to the day of Settlement. Rental security deposits, if any, plus any interest thereon shall be transferred to Buyer at the time of settlement. Seller shall be responsible for filling tanks and shall be reimbursed for delivering full tanks of heating or cooking fuels at the current invoice price. Taxes, general and special, are to be adjusted according to the certificate of taxes issued by the collector of taxes, if any, except that recorded assessments for improvements completed prior to Settlement, whether assessments have been levied or not, will be paid by Seller or allowance made at Settlement.

26. ATTORNEY'S FEES: In any action or proceeding involving a dispute between Buyer and Seller arising out of this Contract, the prevailing party will be entitled to receive from the other party reasonable attorney's fees to be determined by the court or arbitrator(s). In the event a dispute arises resulting in the Broker being made a party to any litigation or if the Broker is required to bring litigation to collect the Broker's Fee, Buyer and Seller agree to indemnify the Broker, it's employees, and/or licensees for all attorney fees and costs of litigation against the responsible party, unless the litigation results in a judgment against the Broker, its employees and/or licensees.

27. FOREIGN INVESTMENT TAXES-FIRPTA: Section 1445 of the United States Internal Revenue Code of 1986 provides that a Buyer of a residential real property located in the United States must withhold federal income taxes from the payment of the purchase price if (a) the purchase price exceeds Three Hundred Thousand Dollars ($300,000.00) or the purchase price is less than or equal to Three Hundred Thousand Dollars ($300,000.00) and the property will not be owner occupied, and (b) Seller is a foreign person for purposes of U.S. income taxation. A foreign person includes, but is not

~~Buyer will be paid by the Seller. These charges, if any, will first be deducted from any Seller credit, and the remaining balance, if any, will then be applied to Buyer's other charges. Buyer will pay all remaining Buyer's charges. If VA or FHA financing applies, it is expressly agreed that, notwithstanding any other provisions of this Contract, Buyer will not be obligated to complete the purchase of the Property described herein or to incur any penalty by forfeiture of earnest money deposits or otherwise unless Buyer has been given in accordance with HUD/FHA or VA requirements a written statement by the Federal Housing Commissioner or Direct Endorsement Lender/Department of Veterans Affairs or the Lender Approval Processing Program (LAPP) underwriter setting forth the appraised value of the Property (excluding closing costs) of not less than $~~ _____________________ . ~~Buyer will have the privilege and option of proceeding with consummation of this Contract without regard to the amount of the appraised valuation. THE APPRAISED VALUATION IS ARRIVED AT TO DETERMINE THE MAXIMUM MORTGAGE THE DEPARTMENT OF HOUSING AND URBAN DEVELOPMENT/DEPARTMENT OF VETERANS AFFAIRS WILL INSURE/GUARANTEE. HUD/DEPARTMENT OF VETERANS AFFAIRS AND THE MORTGAGEE DOES NOT WARRANT THE VALUE OR THE CONDITION OF THE PROPERTY. BUYER SHOULD SATISFY HIMSELF/HERSELF THAT THE PRICE AND CONDITION OF THE PROPERTY ARE ACCEPTABLE. If VA Financing applies, Buyer agrees that should Buyer elect to complete the purchase at an amount in excess of the reasonable value established by the Department of Veterans Affairs, Buyer shall pay such excess amount in cash from a source which Buyer agrees to disclose to the Department of Veterans Affairs, and which Buyer represents will not be borrowed funds except as approved by the Department of Veterans Affairs. Buyer's exercise of the option shall be made in writing within 3 Days of the notification to Buyer of the appraised value, or this Contract shall become void. If FHA financing applies, Buyer's exercise of the option of proceeding with consummation of this Contract without regard to the amount of the appraised valuation shall be made in writing within 3 Days of the notification to Buyer of the appraised value, or this Contract shall become void.~~

16. BUYER'S REPRESENTATIONS: Buyer ☐ **will** or ☒ **will not** occupy the Property as Buyer's principal residence. **Unless specified in a written contingency, neither this Contract nor the financing is dependent or contingent on the sale and settlement or lease of other real property.** The Selling Company ☐ **is** or ☐ **is not** authorized to disclose to the Listing Company and Seller the appropriate financial or credit information statement provided to the Selling Company by Buyer. Buyer acknowledges that Seller is relying upon all of Buyer's representations, including without limitation, the accuracy of financial or credit information given to Seller, Broker or the lender by Buyer
.

17. ACCESS TO PROPERTY: Seller will provide the Broker, Buyer, inspectors representing Buyer, and representatives of lending institutions for Appraisal purposes, reasonable access to the Property to comply with this Contract. In addition, Buyer and/or Buyer's representative will have the right to make a final inspection within **5** days prior to Settlement and/or occupancy, unless otherwise agreed to by Buyer and Seller.

18. ~~TERMITE INSPECTION:~~ ~~The~~ ☐ ~~**Buyer at Buyer's expense or**~~ ☐ ~~**Seller at Seller's expense** will furnish a written report from a licensed pest control firm dated not more than 30 days prior to Settlement showing that all dwelling(s) and/or garage(s) within the Property (excluding fences or shrubs not abutting garage(s) or dwelling(s)) are free of visible evidence of active termites and other wood-destroying insects, and free from visible structural insect damage. Any extermination and structural repairs identified in the inspection report will be made at Seller's expense.~~

19. REPAIRS: If, as a condition of providing financing under this Contract, the lender requires repairs to be made to the Property, then Buyer will give Notice to Seller of the lender's required repairs. Within 5 Days after such Notice, Seller will give Notice to Buyer as to whether Seller will make the repairs. If Seller will not make the repairs, Buyer will give Notice to Seller within 5 Days after Seller's Notice as to whether Buyer will make the repairs. If neither Seller nor Buyer will make the repairs, then this Contract will become void. This clause will not release Seller from any responsibilities set forth in the paragraphs titled UTILITIES; PERSONAL PROPERTY AND FIXTURES; EQUIPMENT, MAINTENANCE AND CONDITION; WELL AND SEPTIC; TERMITE INSPECTION; or OTHER TERMS, or any terms specifically set forth in this Contract and any addenda. If the Property is sold "As Is", Buyer will be responsible for all repairs required lender.

20. DAMAGE OR LOSS: The risk of damage or loss to the Property by fire, act of God, or other casualty remains with Seller until the execution and delivery of the deed of conveyance to Buyer at Settlement.

the provisions of the Default paragraph of the Contract shall apply.

OR

☒ **Option (2)** This Contract **is not contingent** on an Appraisal. Buyer shall complete Settlement without regard to the value of the Property set forth in any Appraisal and acknowledges that this may reduce the amount of financing available from lender and may require Buyer to tender additional funds at Settlement. If Buyer fails to complete Settlement except due to any Default by Seller, then the provisions of the Default paragraph shall apply.

C. **Financing: (Must Select Option 1 or 2) Not to be used with Seller Financing**

☐ ~~**Option (1)** This Contract **is contingent** on Buyer obtaining approval for loan(s) to purchase the Property (The "Financing Contingency"). This Contract is contingent until 9 p.m. _______ Days after Date of Ratification ("Financing Deadline") upon Buyer delivering Notice to Seller on GCAAR Form #100 removing this Financing Contingency. Such Notice~~ ☐ ~~**shall** or~~ ☐ ~~**shall not** be accompanied by a letter from the lender ("Lender's Letter). Such Lender's Letter shall include the following statements or statements substantially similar thereto:~~

1) ~~Buyer is approved for the Specified Financing,~~
2) ~~A ratified Contract has been received,~~
3) ~~A written application for the financing has been made,~~
4) ~~Income, asset, and liability documentation on Buyer have been received,~~
5) ~~Buyer's credit has been reviewed, and~~
6) ~~The application has been reviewed and meets underwriter and investor guidelines.~~

~~If Buyer fails to Deliver GCAAR Form #100 and Lender's Letter (if required) by the Financing Deadline, this contingency will continue, unless Seller at Seller's option gives Notice to Buyer that this Contract will become void. If Seller Delivers such Notice this Contract will become void at 9 p.m. on the third day following Delivery of Seller's Notice unless prior to that date and time:~~

a) ~~Buyer Delivers to Seller GCAAR Form #100 and Lender's Letter (if required); or~~

b) ~~Buyer Delivers to Seller GCAAR Form #100 and provides Seller with evidence of sufficient funds available to complete Settlement without obtaining financing.~~

~~Upon Delivery to Seller of either (a) or (b) above, this Contract will no longer be contingent on Buyer being approved for the Specified Financing and this Contract will remain in full force and effect.~~

~~Prior to satisfaction or removal of the Financing Contingency, if Buyer receives a written rejection for the Specified Financing and Delivers a copy of the written rejection to Seller, this Contract will become void.~~

OR

☒ **Option (2)** This Contract is **not contingent** upon Buyer obtaining approval for loan(s) to purchase the Property. Buyer acknowledges that there is not a Financing Contingency. Buyer has provided sufficient documentation to satisfy Seller that Buyer has been approved for the Specified Financing or has sufficient funds available to complete Settlement without obtaining financing. If Buyer fails to settle except due to any default by Seller, then the provisions of the default paragraph shall apply.

15. ☐ ~~**VA or**~~ ☐ ~~**FHA FINANCING AND APPRAISAL: (Up to Four units)**~~

~~Buyer will~~ ☐ ~~**pay at Settlement**, or~~ ☐ ~~**finance** any VA Funding Fee or FHA initial Mortgage Insurance Premium. Based on the Specified Financing in this Contract, the Seller will pay~~ ____________________ ~~toward Buyer's charges (including but not limited to loan origination fees, discount fees, buydown or subsidy fees, prepaids or other charges as allowed by the lender) except that the total amount of any lender charges which cannot by law or regulation be charged to~~

In the event Seller does not provide all Service Contracts by the Service Contracts Deadline, Buyer may declare the Contract void. At any time during the Service Contracts Review Period, Buyer, in Buyer's sole discretion may declare the Contract void at any time during the Service Contracts Review Period. In the event the Buyer does not declare this Contract void by the expiration of the Service Contracts Review Period, this contingency will EXPIRE and the Contract will remain in full force and effect.

At settlement, Seller shall assign to Buyer all existing Service Contracts and Leased Items.

14. FINANCING:

A. **Seller Subsidy:** Based on the financing terms specified in this Contract, Seller will pay at Settlement $ ---------_________ toward Buyer's charges, (including but not limited to loan origination fees, discount fees, buy down or subsidy fees, prepaids or other charges as allowed by the lender). Buyer will pay all remaining Buyer's charges. It is Buyer's responsibility to confirm with his lender, if applicable, that the entire credit provided herein may be utilized. If lender prohibits Seller from the payment of any portion of this credit, then said credit shall be reduced to the amount allowed by the lender.

B. **Appraisal: (Must Select Option 1 or 2)**

☐ **Option (1)** This Contract **is contingent** until 9:00pm on the ___________________ day after the Date of Ratification ("Appraisal Deadline") for Buyer to obtain an Appraisal stating the value of the property to be no less than the Sales Price. In the event that the Appraisal is lower than the Sales Price, the Buyer has the option of proceeding with this Contract at the stated Sales Price without regard to the Appraisal. However, should the Buyer decline to proceed with this Contract at the stated Sales Price (due to the Appraisal being lower than the stated Sales Price), Buyer shall deliver to Seller, by the Deadline, a Notice (see GCAAR Buyer's Appraisal Notice), requesting that the Sales Price be reduced to a specified lower amount of not less than the appraised value, together with a copy of the Appraisal ("Buyer's Appraisal Notice).

Should Buyer fail to deliver Buyer's Appraisal Notice by the Deadline, Buyer's Appraisal Contingency will continue, unless Seller at Seller's option, prior to Seller's receipt of the Buyer's Appraisal Notice, gives Notice to Buyer that the Deadline has passed and the contingency will EXPIRE. If Seller delivers such Notice this contingency will EXPIRE at 9 p.m. on the third day following Delivery of Seller's Notice, unless prior to that date and time Buyer delivers Buyer's Appraisal Notice. If this contingency expires pursuant to the terms of this paragraph, this Contract will remain in full force and effect.

All Notices (under this Appraisal Contingency) delivered subsequent to the delivery of the Buyer's Appraisal Notice shall be treated as follows:
WITHIN 3 DAYS AFTER NOTICE DELIVERY FROM ONE PARTY, THE OTHER PARTY MAY:

1. Deliver Notice accepting the terms contained in the other party's notice; OR
2. Deliver Notice continuing negotiations by making another offer; OR
3. Deliver Notice that this Contract will become void at 9:00 p.m. on the 3rd day following delivery, unless the recipient delivers to the other party Notice of the acceptance of the last delivered offer prior to that date and time, in which case, this Contract will remain in full force and effect.

FAILURE OF EITHER PARTY TO RESPOND WITHIN 3 DAYS AFTER NOTICE DELIVERY WILL RESULT IN THE CONTRACT BECOMING VOID.

Buyer may remove this contingency at any time prior to delivery of Buyer's Appraisal Notice or Seller's Appraisal Expiration Notice. If this contingency is removed, expires, or a party accepts the terms contained in the other party's Notice, then this Contract will no longer be contingent upon an Appraisal. Thus, Buyer shall complete Settlement without regard to the value of the Property set forth in any Appraisal and acknowledges that this may reduce the amount of financing available from lender and may require Buyer to tender additional funds at Settlement. If Buyer fails to settle except due to any Default by Seller, then the Buyer shall be in Default and

The items marked YES below are currently installed or offered.

Yes	No	#	Items	Yes	No	#	Items	Yes	No	#	Items
☐	☐	____	Alarm System	☐	☐	____	Freezer	☐	☐	____	Satellite Dish
☐	☐	____	Built-in Microwave	☐	☐	____	Furnace Humidifier	☐	☐	____	Storage Shed
☐	☐	____	Ceiling Fan	☐	☐	____	Garage Opener	☐	☐	____	Stove or Range
☐	☐	____	Central Vacuum	☐	☐	____	w/ remote	☐	☐	____	Trash Compactor
☐	☐	____	Clothes Dryer	☐	☐	____	Gas Log	☐	☐	____	Wall Oven
☐	☐	____	Clothes Washer	☐	☐	____	Hot Tub, Equip. & Cover	☐	☐	____	Water Treatment System
☐	☐	____	Cooktop	☐	☐	____	Intercom	☐	☐	____	Window A/C Unit
☐	☐	____	Dishwasher	☐	☐	____	Playground Equipment	☐	☐	____	Window Fan
☐	☐	____	Disposer	☐	☐	____	Pool, Equip. & Cover	☐	☐	____	Window Treatments
☐	☐	____	Electronic Air Filter	☐	☐	____	Refrigerator	☐	☐	____	Wood Stove
☐	☐	____	Fireplace Screen/Door	☐	☐	____	w/ ice maker				

OTHER Seller to Complete

AS-IS ITEMS are AS-IS as of the Date of Ratification

NOTE: If intending to convey entire property in AS-IS condition, see Equipment, Maintenance & Condition paragraph

Seller does not warrant the condition or working order of the following items and/or systems:

12. **LEASES AND RENTS:** Seller shall provide Buyer with copies of all existing tenant leases, schedule of rents and schedule of security deposits ("Leases and Rents") within ___5___ number of days of Date of Ratification ("Leases and Rents Deadline").

~~Buyer shall have the right for a period of~~ ____________ ~~days from receipt of Leases and Rents for their review ("Leases and Rents Review Period").~~

~~In the event Seller does not provide Leases and Rents by the Leases and Rents Deadline, Buyer may declare the Contract void. Buyer in Buyer's sole discretion may declare the Contract void at any time during the Leases and Rents Review Period. In the event the Buyer does not declare this Contract void by the expiration of the Leases and Rents Review Period, this contingency will EXPIRE and the Contract will remain in full force and effect.~~

At settlement, Seller shall assign to Buyer all existing Leases.

13. **SERVICE CONTRACTS AND LEASED ITEMS:** Seller shall provide Buyer with copies of all existing operational leases and service contracts including but not limited to management, trash, snow removal, laundry services, grounds maintenance, pest control, heating fuel, equipment, service and maintenance ("Service Contracts") within ___5___ days of Date of Ratification ("Service Contracts Deadline").

~~Buyer shall have right for a period of~~ _________ ~~days from receipt of Service Contracts to review these Service Contracts ("Service Contracts Review Period").~~

8. **EQUIPMENT, MAINTENANCE AND CONDITION:** **(Must select Option 1 or 2)**

☐ ~~**Option (1)** The Buyer accepts the Property in the condition as of the Contract Date except as otherwise provided herein. The Seller warrants that the existing appliances, heating, cooling, plumbing, electrical systems and equipment, and smoke and heat detectors (as required), will be in normal working order as of the Possession Date. The Seller will deliver the Property in substantially the same condition as on the Contract Date and free and clear of trash and debris and broom clean.~~

OR

☒ **Option (2)** The Property, including but not limited to electrical, plumbing, heating, air conditioning, equipment and fixtures is sold and shall be delivered in "As-Is" physical condition to be determined as of the ☒ Date of Ratification, ☐ Date of Release of Inspection or ☐ other (specify) ________________ . The Seller makes no representation or warranty, express or implied, as to the condition of the Property or any equipment or system contained therein. All clauses in this Contract pertaining to Property condition, wood boring insects or compliance with city, state or county regulations are hereby deleted from this Contract, with the exception of Seller's obligations with respect to any existing tenancies. Smoke detectors will be installed as required by the laws or regulations of the appropriate jurisdiction. The Property shall be delivered free and clear of trash and debris and broom clean.

9. **UTILITIES - WATER, SEWAGE, HEATING AND CENTRAL AIR CONDITIONING:** (Check all that apply)

Water Supply:	☒ Public	☐ Private Well			
Sewage Disposal:	☒ Public	☐ Septic			
Hot Water:	☐ Oil	☐ Gas	☐ Elec.	☐ Other ________	
Air Conditioning:	☐ Oil	☐ Gas	☐ Elec.	☐ Heat Pump	☐ Other ________
Heating:	☐ Oil	☐ Gas	☐ Elec.	☐ Heat Pump	☐ Other ________

10. ~~**FEASIBILITY STUDY:** This Contract is contingent for a period of~~ ____-----____ ~~days from the Date of Ratification for the Buyer, at Buyer's expense, to determine the feasibility of the Property for Buyer's purposes ("Feasibility Study"). Buyer shall have a license to enter for Buyer and Buyer's agents and/or representatives to undertake the Feasibility Study. License to enter shall be subject to terms and conditions of any leases in Property. At any time prior to the expiration of this provision, the Buyer, in Buyer's sole discretion and option, may declare this Contract void and receive a full refund of the Deposit(s) by providing written Notice no later than 9:00 p.m. on the final day of the Feasibility Study; otherwise this contingency shall automatically expire and the Contract shall remain in full force and effect.~~

11. **PERSONAL PROPERTY AND FIXTURES:** The Property includes the following existing personal property and fixtures: any built-in heating and central air conditioning equipment, plumbing and lighting fixtures, sump pump, attic and exhaust fans, storm windows, storm doors, screens, installed wall-to-wall carpeting, window shades, blinds, window treatment hardware, smoke and heat detectors, TV antennas, exterior trees and shrubs. Unless otherwise agreed to in writing, all surface or wall mounted electronic components/devices **DO NOT** convey. If more than one of an item conveys, the number of items is noted.